UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2010

AMERICAN BILTRITE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4773	04-1701350
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

57 River Street, Wellesley Hills, Massachusetts 02481-2097
(Address of principal executive offices, including zip code)

(781) 237-6655
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On June 7, 2010, the United States District Court for the District of New Jersey (the "District Court") entered an order confirming the Fourth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation ("Congoleum), the Official Asbestos Claimants' Committee, the Official Committee of Bondholders and the Future Claimants' Representative, dated as of March 11, 2010 (the "Congoleum Plan of Reorganization").  Congoleum is a majority-owned subsidiary of American Biltrite Inc. ("American Biltrite").

The confirmed Congoleum Plan of Reorganization is not effective and, pursuant to the terms of the Congoleum Plan of Reorganization, it will not become effective until the first business day after the conditions under the plan have been satisfied or validly waived.

Under the terms of the Congoleum Plan of Reorganization, all existing shares of common stock of Congoleum would be cancelled upon the effective date of the plan, including American Biltrite's ownership interest in Congoleum.  As a result, Congoleum would no longer be a subsidiary of American Biltrite and Congoleum's financial results would not be included in American Biltrite's consolidated financial results for future periods.

The Congoleum Plan of Reorganization provides for an intercompany settlement and ongoing intercompany arrangements among American Biltrite and its subsidiaries and reorganized Congoleum, which would be effective if and when the Congoleum Plan of Reorganization takes effect and have a term of two years.  Those intercompany arrangements include the provision of management services by American Biltrite to reorganized Congoleum and other business relationships substantially consistent with their traditional relationships.  The Congoleum Plan of Reorganization provides that the final terms of the intercompany arrangements among American Biltrite and its subsidiaries and reorganized Congoleum would be memorialized in a new agreement to be entered into by reorganized Congoleum and American Biltrite in form and substance mutually agreeable to the Official Committee of Bondholders, the Official Asbestos Claimants' Committee, the Future Claimants' Representative and American Biltrite.

Further descriptions of the Congoleum Plan of Reorganization are included in American Biltrite's recent periodic reports filed with the Securities and Exchange Commission, including American Biltrite's Annual Report on Form 10-K for the fiscal year ended December 31, 2009, and Quarterly Report on Form 10-Q for the quarter ending March 31, 2010.

A copy of the Congoleum Plan of Reorganization as confirmed by the District Court is attached as Exhibit 99.1.  A copy of the form of Management Services and Commercial Agreement has been previously attached as an exhibit to American Biltrite's periodic reports filed with the Securities and Exchange Commission, including most recently as Exhibit 99.25 to American Biltrite's Quarterly Report on Form 10-Q for the quarter ended March 31, 2010.  The foregoing descriptions of the Congoleum Plan of Reorganization and the Management Services and Commercial Agreement are not complete and are subject to and qualified in their entirety by reference to the Congoleum Plan of Reorganization and the Management Services and Commercial Agreement.

On December 31, 2003, Congoleum filed a voluntary petition with the United States Bankruptcy Court for the District of New Jersey (Case No. 03-51524) seeking relief under Chapter 11 of the United States Bankruptcy Code as a means to resolve claims asserted against it related to the use of asbestos in its products decades ago. On August 17, 2009, the District Court withdrew Congoleum's chapter 11 case from the Bankruptcy Court and assumed authority over the proceedings.

Warning About Forward-Looking Statements and Certain Risks

Some of the information presented in this Current Report on Form 8-K constitutes "forward-looking statements," within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks, uncertainties and assumptions.  These forward-looking statements are based on American Biltrite's expectations, and American Biltrite's understanding of Congoleum's expectations, as of the date of this report, of future events, and American Biltrite undertakes no obligation to update any of these forward-looking statements, except as required by the federal securities laws.  Although American Biltrite believes that these expectations are based on reasonable assumptions, within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not differ materially from its expectations.  Any or all of these statements may turn out to be incorrect.  Readers are cautioned not to place undue reliance on any forward-looking statements.  Actual results could differ significantly as a result of various factors.  Any forward-looking statements made in this Current Report on Form 8-K speak only as of the date of such statement. It is not possible to predict or identify all factors that could potentially cause actual results to differ materially from expected and historical results.  For example, in this report, it is reported that the District Court entered an order confirming the Congoleum Plan of Reorganization, which may imply that the Congoleum Plan of Reorganization will become effective.  However, certain conditions to the effectiveness of that plan must be satisfied or validly waived before the Congoleum Plan of Reorganization may become effective, and there can be no assurances that those conditions will be satisfied or validly waived or that the Congoleum Plan of Reorganization will become effective.  Among other conditions, Congoleum must negotiate and finalize terms of financing needed by Congoleum to effectuate the Congoleum Plan of Reorganization.  In addition, it is further reported in this report that the Congoleum Plan of Reorganization provides that the final terms of the intercompany arrangements among American Biltrite and its subsidiaries and reorganized Congoleum would be memorialized in a new agreement to be entered into by reorganized Congoleum and American Biltrite.  However, there can be no assurances that the applicable parties will reach final agreement on the terms for that agreement, including any exhibits thereto.  The failure to reach definitive agreement on final terms of future arrangements or failure to consummate such arrangements in connection with the effectiveness of a plan of reorganization for Congoleum could have a material adverse impact on the business relationships between American Biltrite and Congoleum, and American Biltrite's business, operations and financial condition.

Some additional factors that could cause actual results to differ from Congoleum's and American Biltrite's objectives for resolving asbestos liability include: (i) the future cost and timing of estimated asbestos liabilities and payments; (ii) the availability of insurance coverage and reimbursement from insurance companies that underwrote the applicable insurance policies for asbestos-related claims, including insurance coverage and reimbursement for asbestos claimants under any proposed plan of reorganization for Congoleum, which certain insurers have objected to in the applicable courts adjudicating Congoleum's chapter 11 case and have been or are litigating in New Jersey state court; (iii) the costs relating to the execution and implementation of any plan of reorganization for Congoleum; (iv) timely reaching agreement with other creditors, or classes of creditors, that exist or may emerge; (v) satisfaction of the conditions and obligations under American Biltrite's and Congoleum's outstanding debt instruments, and amendment or waiver of those outstanding debt instruments, as necessary, to permit Congoleum and American Biltrite to satisfy their obligations under any plan of reorganization for Congoleum; (vi) the response from time-to-time of the lenders, customers, suppliers, holders of Congoleum's Senior Notes and their representatives, and other creditors and constituencies to the chapter 11 process and related developments arising from the strategy to resolve asbestos liability; (vii) Congoleum's ability to maintain debtor-in-possession financing sufficient to provide it with funding that may be needed during the pendency of its chapter 11 case and to obtain exit financing sufficient to provide it with funding that may be needed for its operations after emerging from the bankruptcy process, in each case, on reasonable terms; (viii) timely obtaining sufficient creditor and court approval (including the results of any relevant appeals) of any reorganization plan for Congoleum and the court (or any applicable appellate court) overruling any objections to the plan that may be filed and/or denying any appeals from the confirmation order; (ix) costs of, developments in, and the outcome of insurance coverage litigation pending in New Jersey state court involving Congoleum and certain insurers; (x) the impact any adopted federal legislation addressing asbestos claims may have on American Biltrite's and Congoleum's businesses, results of operations or financial conditions; (xi) compliance with the United States Bankruptcy Code, including section 524(g); and (xii) the possible adoption of another party's plan of reorganization, which may prove to be unfeasible.

In addition, in view of American Biltrite's relationships with Congoleum, American Biltrite could be affected by Congoleum's continuing negotiations and other efforts to effectuate the Congoleum Plan of Reorganization, and there can be no assurance as to what that impact, positive or negative, might be.  In any event, the failure of Congoleum to effectuate and consummate the Congoleum Plan of Reorganization would have a material adverse effect on Congoleum's business, results of operations or financial condition and could have a material adverse effect on American Biltrite's business, results of operations or financial condition.  Other factors that could cause or contribute to actual results differing from its expectations include those factors discussed in American Biltrite's other filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, and its subsequent filings.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Fourth Amended Joint Plan of Reorganization of Congoleum Corporation et al., dated March 11, 2010, as modified, as confirmed by the District Court

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2010	AMERICAN BILTRITE INC. By: /s/ Howard N. Feist III Name: Howard N. Feist III Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Fourth Amended Joint Plan of Reorganization of Congoleum Corporation et al., dated March 11, 2010, as modified, as confirmed by the District Court